Supplement to the Prospectus

CREDIT SUISSE INSTITUTIONAL FUND – ASIA BOND PORTFOLIO

The following information supersedes certain information in the portfolio's Prospectus.

Effective August 15, 2007, the portfolio has decreased its minimum initial investment to $1,000,000. The minimum initial investment for any group of related persons remains an aggregate of $4,000,000.

Dated: August 2, 2007	INST AB-PRO-16-0807 2007-015